Exhibit 99.2

Diodes, Inc. BCD Semiconductor Acquisition Script

Thursday, December 27 @ 10:00am CST / 8:00am PST

Call Participants: Diodes: Dr. Keh-Shew Lu, Rick White, Mark King and Laura Mehrl. BCD Semiconductor: Chieh Chang

Operator:

Good morning and welcome to Diodes Incorporated’s conference call regarding its proposed acquisition of BCD Semiconductor Manufacturing Limited. At this time, all participants are in a listen only mode. At the conclusion of today’s conference call, instructions will be given for the question and answer session. If anyone needs assistance at any time during the conference call, please press the star followed by the zero on your touchtone phone.

As a reminder, this conference call is being recorded today, Thursday, December 27, 2012. I would now like to turn the call to Shelton Group, the investor relations agency for Diodes Incorporated. Leanne, please go ahead.

Introduction: Leanne Sievers, EVP of Shelton Group

Good morning and thank you for joining our conference call today to discuss the proposed acquisition of BCD Semiconductor. I’m Leanne Sievers, Executive Vice President of Shelton Group, Diodes’ investor relations firm.

With us today are Diodes’ President and CEO, Dr. Keh-Shew Lu; Chief Financial Officer, Rick White; Senior Vice President of Sales and Marketing, Mark King; and Director of Investor Relations, Laura Mehrl. And also joining us and available for questions is BCD Semiconductor’s CEO, Chieh Chang.

If you have not yet received a copy of the press release, you can access a copy on Diodes’ website at www.diodes.com under the Investor Relations section. There is a slide presentation that we will be using in conjunction with this call that may be accessed through the webcast link on Diodes’ website and is also posted as a PDF in the Investor Relations section.

The slide presentation and management’s statements during this conference call will include discussions of certain measures and financial information in GAAP and non-GAAP terms. Included in the Company’s slides are definitions and reconciliations of GAAP net income to EBITDA, which provides additional details.

Slide 2: Safe Harbor Statement (Leanne)

Before I turn the call over to Dr. Lu, I would like to remind our listeners that management’s prepared remarks contain forward-looking statements, which are subject to risks and uncertainties, and management may make additional forward-looking statements in response to your questions. These forward-looking statements include, but are not limited to, statements related to the benefits of the proposed transaction between Diodes Incorporated and BCD Semiconductor. These forward-looking statements are based on information available to Diodes and BCD as of today, December 27, 2012 and current expectations, forecasts and assumptions involve a number of risks and uncertainties. Actual results may differ materially from these forward-looking statements, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company’s filings with the Securities and Exchange Commission.

The Company claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act of 1995, and assumes no obligation to update these projections in the future as market conditions may or may not change.

For those of you unable to listen to the entire call at this time, a recording will be available via webcast for 60 days at the Investor Relations section of Diodes’ website at www.diodes.com.

And now, it’s my pleasure to turn the call over Diodes’ President and CEO, Dr. Keh-Shew Lu.

Dr. Keh-Shew Lu, President and CEO of Diodes

Thank you, Leanne. Welcome everyone, and thank you for joining us today.

We are very excited about today’s announcement regarding the proposed acquisition of BCD Semiconductor by Diodes. I believe this transaction offers substantial synergies and a compelling strategic rationale for both companies’ customers, employees, and shareholders. As we will discuss today, this transaction meets all of our acquisition criteria and will also be immediately accretive to GAAP earnings per share.

As Leanne mentioned, there is a slide presentation available on our website, which I will now review with you as part of today’s call before we open the call for your questions.

Slide 3: A Winning Combination

Diodes’ acquisition of BCD Semiconductor creates a stronger global company with greatly enhanced analog offerings. When looking at the strengths and expertise of each company, Diodes has:

1)	High volume discrete, analog and logic products;

2)	Cost-efficient packaging capabilities;

3)	Strong global presence;

4)	A broad product and customer base; and

5)	Focus on the consumer, computing and industrial markets.

BCD Semiconductor has:

1)	Solid standard linear and power management offerings;

2)	Strong AC/DC Solutions for switch-mode power supply chargers and adaptors;

3)	Cost effective China wafer fab capability and capacity;

4)	Extensive China-based development team; and

5)	A strong local market position in China.

When combined, there are many synergies including:

1)	Expanded application platform and broader analog footprint;

2)	Manufacturing synergies;

3)	Operating synergies;

4)	End equipment diversification;

5)	Expanded customer base and distribution channels; as well as

6)	An expanded position in Asia.

Slide 4: Transaction Overview

At the effective date of the merger, each American Depository Share, which represents six ordinary shares of BCD, will be converted into the right to receive $8.00 in cash, without interest. The aggregate consideration will be approximately $151 million dollars. The acquisition is expected to close late in the first quarter or early in the second quarter of 2013. The boards of both companies have approved the transaction, which is still subject to approval by BCD’s shareholders, as well as other customary closing conditions and regulatory approvals.

Slide 5: BCD Highlights

Let me now provide an overview of BCD’s business from both a corporate and financial perspective. As a leading supplier of standard linear and power management, BCD has a solid product portfolio that includes AC/DC solutions for chargers and adapters. The company was founded in 2000, IPO’ed in February of 2011 on Nasdaq, and is incorporated in the Cayman Islands. The company has over 1300 employees and 300 products with sales offices in Shanghai, Shenzhen, Taipei, Seoul and the U.S. BCD also has in-house design and wafer capabilities in Shanghai with a second fab near completion also in Shanghai. A large majority of the company’s product packaging is outsourced to partners in Taiwan and China.

In terms of financials, BCD reported revenue for the first nine months of 2012 of $106 million with $14 million in EBITDA and a cash balance of approximately $39 million as of September 30, 2012.

Slide 6: Transaction Rationale

These business strengths and attributes strongly support our rationale for the transaction and will greatly benefit Diodes’ business and expand our product offerings. The rationale for the transaction includes:

1)	Strengthens our analog products by increasing the depth of our standard linear and power management offerings, including AC/DC and DC/DC solutions for power adapters.

2)	It also expands our platform value for existing consumer, computing and communications applications and customer bases.

3)

Additionally, this transaction expands our geographical footprint through cross-selling opportunities. It provides increased exposure and penetration of Diodes’ products in the China local market, and BCD’s products in North America, Europe and global multi-national customers.

4)	There are also opportunities for margin improvement through cost reductions due to enhanced scale and increased fab and A/T utilization.

5)

In addition, the transaction provides the ability to leverage technology and process capabilities by which BCD can use Diodes’ cost-effective packaging and manufacturing. Currently 80 percent of BCD’s products overlap with Diodes packaging, which highlights our complementary wafer process and packaging capacity and capabilities.

6)

And finally, it aligns with Diodes’ strategy to drive growth through select acquisitions. We have a successful track record of integrating acquisitions, including FabTech in 2000, Anachip and ADP Semiconductor in 2006, and Zetex in 2008.

Slide 7: Broad Consolidated Product Offerings

From a product perspective, the combined company offers a significant increase in the depth and breadth of product offerings. The white represents Diodes products, the pink highlighted section are BCD’s products, and the light blue sections represent the synergistic product portfolio. Together, the combined portfolios are complementary and enhance the product offerings available to support a larger, more diverse customer base. As a result, we expect to realize significant cross-selling opportunities, which will increase the combined company’s sales across the expanded customer base.

Slide 8: Global Manufacturing Infrastructure

In terms of manufacturing, our global infrastructure will consist of Diodes’ wafer fabs in Kansas City and Oldham, UK; and our packaging facilities in Shanghai, China, Neuhaus, Germany as well as our joint venture packaging facility in Chengdu, China. BCD will add an additional wafer fab in Shanghai and is also in the process of completing a second fab near Shanghai.

Slide 9: Financial Overview Post Acquisition

This transaction provides Diodes with a large revenue base as well as the ability to achieve manufacturing and operational synergies in order to expand our markets and accelerate margin growth. When looking at the combined 2012 pro-forma results, revenue would be approximately $776 million with a healthy gross profit of approximately $198 million and gross margin of approximately 25.6 percent. For the first nine months of 2012, the combined entities generated significant cash flow and EBITDA of $83 million. As a result, the transaction will be immediately accretive to GAAP earnings per share. Additionally, we believe there is opportunity for further expansion and margin growth — through manufacturing and packaging synergies as well as capacity efficiencies.

On slides 12 and 13 we have provided the definition of EBITDA as well as a reconciliation of net income to EBITDA of both companies as well as the combined entity for the nine months ended September 30, 2012.

Slide 10: How BCD Fits into Diodes M&A Strategy

In summary, we believe that BCD Semiconductor is a strong strategic fit and meets the acquisition criteria that we have been consistently communicating to our shareholders and investors:

1)	First, the proposed transaction is very synergistic to our packaging capabilities and capacity.

2)	It is also immediately accretive to earnings, exceeding our typical one year goal for most acquisitions.

3)	In addition, it allows us to expand our existing analog portfolio while also entering a new product area within analog as well.

4)	We also gain access to additional process technology.

5)	And finally, it strengthens our regional sales potential in Asia, specifically in China.

Slide 11: Diodes Strategy: Profitable Growth

To conclude, Diodes’ focus continues to be on producing profitable growth through a combination of manufacturing cost leadership, high volume end market focus, strong customer relationships, aggressive new product introductions, product portfolio expansion, innovative process and packaging technology as well as select strategic acquisitions. BCD is another key milestone in this growth strategy, and I look forward to reporting on the company’s combined success in 2013.

With that, we will now open the call for questions.

Q&A Session

Upon Completion of the Q&A…

Thank you to everyone for joining us today. We look forward to providing additional updates regarding the integration of BCD and the expanded opportunities for Diodes.

Operator, we may now disconnect.

Diodes to Acquire BCD Semiconductor Plano, TX December 27, 2012

Safe Harbor Statement
Any statements set forth herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to: the expected benefits of the acquisition, including the acquisition being immediately accretive; the efficiencies, cost savings, revenues, and enhanced product offerings, market position, and design and manufacturing capabilities of the Company after the acquisition; and other statements identified by words such as “estimates,”
“expects,” “projects,” “plans,” “will” and similar expressions.
Potential risks and uncertainties include, but are not limited to, such factors as: the possibility that the transaction may not be consummated, including as a result of any of the conditions precedent; the risk that BCD’s business will not be integrated successfully into the Company’s; the risk that the expected benefits of the acquisition may not be realized, including the realization of the accretive effect of the acquisition; the risk that
BCD’s standards, procedures and controls will not be brought into conformance within the Company’s operation; difficulties coordinating the
Company’s and BCD’s new product and process development, hiring additional management and other critical personnel, and increasing the scope, geographic diversity and complexity of the Company’s operations; difficulties in consolidating facilities and transferring processes and know-how; difficulties in reducing the costs of BCD’s business; the diversion of our management’s attention from the management of our business; Diodes’ business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continued introduction of new products; Diodes’ ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes’ ability to successfully make additional acquisitions; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates and joint venture prospects; unfavorable currency exchange rates; availability of tax credits; Diodes’ ability to maintain its current growth strategy or continue to maintain its current performance and loadings in manufacturing facilities; our future guidance may be incorrect; the global economic weakness may be more severe or last longer than Diodes currently anticipate; and other information detailed from time to time in filings with the United States Securities and Exchange Commission.
This presentation also contains non-GAAP measures.  See the Company’s Current Report on Form 8-K filed with the Securities and Exchange
Commission on December 26, 2012 for further detailed information related to the Company’s non-GAAP measures.

A Strong Global Partnership
2012 Revenue $634m*
2012 Gross Margin 25.1%
High volume Discrete,
Analog and Logic products
Cost efficient packaging
capabilities
Strong global presence
Broad product and customer
base
Consumer, computing  and
industrial focus
Expanded  application
platform  and broader
Analog footprint
Manufacturing synergies
Operating synergies
End equipment
diversification
Expanded customer base
and distribution channels
Expanded Asian  position
SYNERGIES
+ =
A Winning Combination
2012 Revenue $142m*
2012 Gross Margin 27.5%
Solid  Standard Linear and
Power Management offering
Strong AC/DC Solutions for
Switch-Mode Power Supply
chargers and adaptors
Cost effective China wafer
fab capability and capacity
Extensive China-based
development team
Strong China-local market
position.
* 2012 Pro Forma Financials = 3Q 2012 YTD plus mid-point of 4Q 2012 guidance

Terms and Considerations
Anticipated Close
Conditions
Each ADS represents six ordinary shares and will be converted into the right to receive $8.00 in cash.
Values fully diluted shares at approximately $151 million
Expected to close in late 1Q 2013 or early 2Q 2013
Diodes and BCD Boards have approved the transaction
Subject to approval by shareholders, customary closing conditions and regulatory approvals
Transaction Overview

BCD Highlights
Business Overview
Financial Overview
Corporate Overview
Manufacturing Overview
Leading supplier of Standard Linear and Power Management
AC/DC solutions for chargers and adapters
Founded in 2000; IPO February 2011 (BCDS) on Nasdaq; Incorporated
in Cayman Islands
1,300 employees
Over 300 products
Sales offices in Shanghai, Shenzhen, U.S., Taipei and Seoul
In-house design and wafer capabilities in Shanghai, China
Second fab near completion in Shanghai, China
Packaging partners in Taiwan and China
3Q YTD 2012 revenues of $106 million
3Q YTD 2012 EBITDA of $14 million
Q3 2012 cash and short-term investments of $39 million

Strengthen Product Offering
Expand Geographical
Footprint
Leverage Technology
and Process Capabilities
Enhance Scale
Increases the depth of standard Linear and power management offering
AC-DC  Switch–mode power supply solutions for  chargers and adaptors
Expand platform value for existing 3C applications and customer bases
Additional revenue opportunities through cross-selling
Increased penetration of Diodes’ products in China local market
Increased penetration of BCD products in  NA, EU and global multinational customers
Potential margin improvement through cost reductions due to enhanced scale
Increased Fab and A/T utilization
Market and margin expansion of BCD technology through Diodes’ cost-effective manufacturing.
Packaging overlap is 80%
Mutually complementary wafer process and packaging capacity and capabilities
Transaction Rationale
Growth and Integration
Opportunities
In-line with Diodes’ strategy to drive growth through select acquisitions
Successful track record of revenue expansion, cost reduction and rationalization to improve profitability of combined businesses (FabTech in 2000, Anachip and APD Semiconductor in
2006, and Zetex in 2008)

Discrete Standard ICs ASSP
Diodes Rectifiers Standard Linear ICs Power Management ICs Sensors
Schottky Diodes Schottky Rectifiers Linear Voltage Regulators DC-DC Switching Regulators Unipolar Hall Switches
Zener Diodes Super Barrier Rectifiers Standard Linear Regulators Buck Bipolar Hall Latches
Switching Diodes Standard Rectifiers Quasi Low Dropout Regulators Boost Omnipolar Hall Switches
SBR Diodes Fast Recovery Rectifiers Low Dropout Regulators Buck/Boost/Inverter Smart Fan Drivers
Power Zener Diodes Bridge Rectifiers Motor Controllers
Power Rectifier Diodes Voltage References AC/DC Solutions Temperature Sensors
Shunt References Primary-Side Regulators Magnetic Sensors
Micropower References PWM
MOSFETs Protection Devices
BJT Switches
Small Signal MOSFETs TVS Current Monitors Constant Current / Constant Voltage
Power MOSFETs Low CJ TVS Current Output
Protected MOSFETs Thyristor Surge Protection Voltage Output Power Switches
Digital Broadcast by Satellite
High Voltage MOSFETS Data Line Protection Load Switches Fixed Bias Generators
Complementary Pairs Operational Amplifiers USB Switches Switched Bias Generators
H-Bridges Multiplex Controllers
IntelliFET
Comparators LED Drivers Integrated Switch Matrix
Charge Pump DBS Interface
Bipolar Transistors Function Specific Arrays
Special Functions Boost STB Power
Small Signal BJT Relay Drivers Timer IC Buck
Pre-biased BJT Discrete Load Switches Reset Generators Linear LED Drivers
Medium Power BJT Discrete Voltage Regulators Siren Drivers LED backlighting
High Power BJT MOSFET Gate-Drivers Low Power Motor Control
Darlington Transistors Current Mirror Power Supply
Gate-Drivers MOSFET Controllers
Audio
Low Saturation BJT
Standard Logic ICs
Active OR-ing  Controllers Class D Amplifiers
H-Bridges Single Gate Chargers Analog Input Amplifiers
Enhanced Single Gate
Dual Gate
Standard Logic
Broad Consolidated Product Offering

Legend:
White-Diodes Only; Pink-BCD Only; Blue-Synergistic
IntelliFET and SBR are the registered trademark of Diodes Incorporated and its affiliates.

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2
3
4
5
1

1 2 3 4 5 DIODES INCORPORATED

1 BCD

DIODES INCORPORATED

Page 18 Global Manufacturing Infrastructure Kansas City, MO Wafer Fab Shanghai, China Packaging Neuhaus, Germany Packaging Oldham, UK Wafer Fab Chengdu, China Packaging Shanghai, China Wafer Fab

DIODES		BCD		DIODES + BCD	
	3Q YTD	2012 **	3Q YTD	2012 **	3Q YTD (1)	2012** (1)
Revenue $m	471	634	106	142	576	776
Gross Profit $m	118	159	29	39	147	198
Gross Profit Margin	25.2%	25.1%	27.5%	27.6%	25.6%	25.6%
EBITDA $m (2)	69		14		83	
People (3)	3,650		1,300		4,950	

DIODES INCORPORATED

Financial Overview Post Acquisition
• Large revenue base with $776M combined 2012 pro forma revenue
• Healthy combined Gross Profit $198M, and Gross Margin, 25.6%
• Significant cash flow generation with $83M combined 3Q 2012 YTD EBITDA
• Immediately accretive to GAAP EPS
Summary Pro Forma 2012 Financials **
(1) Combined amounts do not take into account purchase price accounting
(2) EBITDA is a non-GAAP measure, see the end of the presentation for further information
(3) As of September 30, 2012
** 2012 Pro Forma Financials = 3Q 2012 YTD plus mid-point of 4Q 2012 guidance

20
BCD Fits Diodes’ M&A Strategy
MUST HAVE’s
PLUS FACTORS
Accretive in 1 year
Enter new product area
Increase existing product portfolio
Gain access to process and/or packaging technology
Strengthen regional sales potential
1
1
1
1
2
1
Degree of
FIT
1=Very synergistic, 2=Synergistic, 3=Fairly Synergistic

Synergistic with Diodes’ packaging capabilities and capacity

Manufacturing Cost Leadership
High-volume End-market Focus
Strong Customer Relationships
Aggressive New Product Introduction
Strategic Acquisitions
Innovative Process and Packaging Technology
Product Portfolio Expansion
Diodes Revenue Growth

Diodes Strategy: Profitable Growth is another key milestone Page 21

(Non-GAAP)
EBITDA
EBITDA represents earnings before net interest expense, income tax provision, depreciation and amortization.
Management believes EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties, such as financial institutions in extending credit, in evaluating companies in our industry and provides further clarity on our profitability. In addition, management uses EBITDA, along with other GAAP measures, in evaluating our operating performance compared to that of other companies in our industry because the calculation of EBITDA generally eliminates the effects of financing, operating in different income tax jurisdictions, and accounting effects of capital spending, including the impact of our asset base, which can differ depending on the book value of assets and the accounting methods used to compute depreciation and amortization expense.  EBITDA is not a recognized measurement under GAAP, and when analyzing our operating performance, investors should use EBITDA in addition to, and not as an alternative for, income from operations and net income, each as determined in accordance with GAAP. Because not all companies use identical calculations, our presentation of EBITDA may not be comparable to similarly titled measures used by other companies. For example, our EBITDA takes into account all net interest expense, income tax provision, depreciation and amortization without taking into account any attributable to noncontrolling interest. Furthermore, EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as tax and debt service payments.

(Non-GAAP)
RECONCILIATION OF NET INCOME TO EBITDA
(1)  Information was gathered from Form 6-K’s filed by BCD Semiconductor Manufacturing Ltd (“BCD”) with the U.S.
Securities and Exchanged Commission. Diodes makes no representation as to the accuracy of the BCD information and the results for the nine months ended are not necessarily indicative of the results that may be expected for the full year of 2012.
Diodes
BCD (1)
Diodes + BCD
Nine Months Ended Nine Months Ended Nine Months Ended
September 30, September 30, September 30,
2012 2012 2012
(Amounts in '000) (Amounts in '000) (Amounts in '000)
Net income (per-GAAP) 20,077 $                          5,952 $                            26,029 $
Plus:
      Interest expense, net (15)                                   (631)                                 (646)
      Income tax provision 1,983                               697                                  2,680
      Depreciation and amortization 47,121                             7,560                               54,681
EBITDA (Non-GAAP) 69,166 $                          13,578 $                          82,744 $